UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017

BOINGO WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35155	95-4856877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., 23rd Floor Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.             Regulation FD Disclosure.

On November 14, 2017, Boingo Wireless, Inc. (the “Company”) posted an Investor FAQ (the “Investor FAQ”) to the Company’s investor relations section of its website at http://investors.boingo.com/events.cfm. The Company first used the Investor FAQ at a presentation given to investors on November 14, 2017. The Investor FAQ is responsive to general investor inquiries that the Company receives regarding its business.

The information in this Form 8-K being furnished under Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor

The Investor FAQ contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any forward-looking statements contained therein are based on current expectations, but are subject to a number of risks and uncertainties. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the Company’s ability to maintain its existing relationships and establish new relationships with venue partners, its ability to complete build-outs and sign venue contracts, its ability to maintain revenue growth and achieve profitability, its ability to execute on its strategic and business plans, its ability to successfully compete with new technologies and adapt to changes in the wireless industry, as well as other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission (SEC), including the Company’s Form 10-K for the year ended December 31, 2016 filed with the SEC on March 13, 2017 (the “Form 10-K”) and Form 10-Q for the quarter ended March 31, 2017 filed with the SEC on May 8, 2017, Form 10-Q for the quarter ended June 30, 2017 filed with the SEC on August 4, 2017  and Form 10-Q for the quarter ended September 30, 2017 filed with the SEC on November 8, 2017 (the “Form 10-Qs”), which the Company incorporates by reference into this document. In addition to U.S. GAAP financials, the Investor FAQ may include certain non-GAAP financial measures. These historical and forward-looking non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. Reconciliations of the non-GAAP financial measures to the most comparable measures under GAAP are found in the Company’s filings with the SEC, including its Form 10-K and its Form 10-Qs.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOINGO WIRELESS, INC.

DATE: November 14, 2017	By:	/s/ Peter Hovenier
Peter Hovenier
Chief Financial Officer and Secretary

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